UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2021

VERUS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34106	11-3820796
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9841 Washingtonian Boulevard, #390

Gaithersburg, MD 20878

(Address of principal executive offices) (zip code)

(301) 329-2700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 18, 2020, Verus International, Inc. (the “Company”) filed a Certificate of Amendment (the “Amendment”) to its Certificate of Incorporation, to i) effect a consolidation of the issued and outstanding shares of Common Stock, pursuant to which the shares of Common Stock would be combined and reclassified into one share of Common Stock at a ratio of 1-for-500 (the “Reverse Stock Split”), ii) adopt Delaware General Corporation Law Section 115 to require that any or all other internal corporate claims, including claims made in the right of the Company, shall be brought solely and exclusively in any or all of the courts of the State of Delaware; and, iii) revise the Certificate of Incorporation to correct and consolidate legacy disclosures, including a description of its common stock and the adoption of Section 155 of the General Delaware Corporation Law, so as to comprise one document with the Delaware Secretary of State in the future.

A copy of the Amendment, as filed with the Delaware Secretary of State, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01 Other Information.

On January 12, 2021, the Company issued a press release announcing the completion of its previously announced 1-for-500 reverse stock split. The Market Effective Date of the reverse stock split will be published by FINRA and can be accessed via FINRA’s Daily List for Over the Counter Equities. The Company has been advised that the Market Effective Date is January 13, 2021.

The foregoing description of the press release is only a summary and is qualified in its entirety by reference to the complete text of the press release, which is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is hereby incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment of the Certificate of Incorporation
99.1	Press Release dated January 12, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verus International, Inc.

Dated:	January 12, 2021	/s/ Anshu Bhatnagar
Anshu Bhatnagar
Chief Executive Officer

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